
                             SCHEDULE OF INVESTMENTS
                          LAKE FOREST CORE EQUITY FUND
                                 AUGUST 31, 1996
                                   (Unaudited)

 Shares                                          Market Value
 ------                                          ------------

    COMMON STOCKS   82.78%

         AEROSPACE/DEFENSE    2.68%

  200    Boeing Company......................     $   18,100
  200    Lockheed Martin Corporation.........         16,825
                                                  ----------
                                                      34,925
                                                  ----------
         AUTOS AND TRUCKS   10.62%

  200    Chrysler Corporation...............          11,650
2,300    Ford Motor Company.................          77,050
1,000    General Motors.....................          49,750
                                                  ----------
                                                     138,450
                                                  ----------

         BEVERAGES            2.64%

1,200    Pepsico,Inc........................          34,500
                                                   ---------
         CHEMICALS            8.65%

  500    DuPont  (B.I.) De Ne Mours.........          41,062
  200    Eastman Chemical Company...........          11,175
1,400    Union Carbide Corp Hldg Co.........          60,550
                                                   ---------
                                                     112,787
                                                   ---------

         COMPUTER SOFTWARE/SVCS       1.88%

  200    Microsoft Corporation*.............          24,500
                                                   ---------

         COMPUTERS                   6.96%

1,200    Compaq Computer Corporation*.......          67,950
  200    International Business Machines Corp.        22,875
                                                   ---------
                                                      90,825
                                                   ---------

    The accompanying notes are an integral part of the financial statements.


                         SCHEDULE OF INVESTMENTS (continued)
                          LAKE FOREST CORE EQUITY FUND
                                 AUGUST 31, 1996
                                   (Unaudited)



Shares                                                   Market Value
------                                                   ------------

         ELECTRONICS - SEMICONDUCTORS    0.72%

   200   Texas Instruments Inc.....................         $ 9,350
                                                            -------


         FINANCIAL - BANKS, COMMERCIAL    9.16%

   400   Bank of New York Inc......................          11,150
   600   Mellon Bank Corp..........................          33,225
 2,400   PNC Bank Corporation......................          75,000
                                                           --------
                                                            119,375
                                                           --------

         FOOD -  PROCESSING      7.13%

 1,200   General Mills Inc.........................          66,000
   300   Phillip Morris Companies Inc..............          26,925
                                                           --------
                                                             92,925
                                                           --------
         HOUSEHOLD PRODUCTS/WARES   2.05%

   300   Proctor & Gamble..........................          26,663
                                                           --------

         MONEY CENTER BANKS      2.98%

   500   Bankers Trust Co..........................          38,875
                                                           --------

         OIL/GAS - DOMESTIC     4.58%

 1,200   Tenneco Inc...............................          59,700
                                                           --------


         OIL/GAS - INTERNATIONAL  6.65%

 1,000   Amoco Corp................................          69,000
   200   Texaco Inc................................          17,750
                                                           --------
                                                             86,750
                                                           --------

    The accompanying notes are an integral part of the financial statements.


                       SCHEDULE OF INVESTMENTS (continued)
                          LAKE FOREST CORE EQUITY FUND
                                 AUGUST 31, 1996
                                   (Unaudited)


Shares                                                   Market Value
------                                                   ------------

         PHARMACEUTICALS        5.37%

1,550    Abbott Laboratories..................            $ 69,944
                                                           -------

         RETAIL-DEPARTMENT STORES   1.74%

  400    Federated Department Stores*.........              13,850
  200    Sears, Roebuck & Co..................               8,800
                                                           -------
                                                            22,650
                                                           -------

         UTILITIES- ELECTRIC       8.16%

  600    General Electric Company.............              49,875
2,600    Houston Industries Inc...............              56,550
                                                           -------
                                                           106,425
                                                           -------

         UTILITIES- TELECOMMUNICATIONS  0.81%

  200    AT & T...............................              10,500
                                                           -------
                                                            10,500
                                                           -------

         TOTAL COMMON STOCKS..................
         (cost $998,019)                                 1,079,144
                                                         ---------



                       SCHEDULE OF INVESTMENTS (continued)
                          LAKE FOREST CORE EQUITY FUND
                                 AUGUST 31, 1996
                                   (Unaudited)




Shares                                               Market Value
------                                               ------------



         SHORT TERM DEBT         16.97%

221,000  Fed Home Loan Mtg Disc 5.16%, 9/3/96......   $  221,000
    311  Star Treasury Fund........................          311
                                                      ----------

         TOTAL SHORT TERM DEBT
         (cost $221,311)...........................      221,311
                                                      ----------

         TOTAL INVESTMENTS
         (cost $1,219,330)............  99.75%        $1,300,455
                                                      ==========



* Non-income producing



    The accompanying notes are an integral part of the financial statements.


                             SCHEDULE OF INVESTMENTS
                          LAKE FOREST MONEY MARKET FUND
                                 AUGUST 31, 1996
                                   (Unaudited)



  Shares                                                   Market Value
  ------                                                   ------------

                SHORT TERM DEBT        100.47%

 1,795,000      U.S. GOVERNMENT OBLIGATIONS   100.43%
                 Federal Home Loan Mortgage Disc. Note,
                 5.16%, due 09/03/96 (cost $1,795,000)      $1,795,000
                                                            ----------

       646      Star Treasury Fund         .04%
                (cost $646)                                        646
                                                            ----------

                Total  Investments      100.47%
                  (cost $1,795,646)                         $1,795,646
                                                            ==========



    The accompanying notes are an integral part of the financial statements.


                                LAKE FOREST FUNDS
                       STATEMENT OF ASSETS AND LIABILITIES
                                 August 31, 1996
                                   (Unaudited)



                                                       CORE            MONEY
ASSETS                                                 EQUITY          MARKET
                                                       ------          ------

Investments in securities, at value (cost
 $998,019 and $1,795,000 respectively)....           $1,079,144     $1,795,000
Short term investment.....................              221,311            646
Receivable for dividends and interest.....                4,161              4
Receivable for Fund shares sold...........                  300              0
                                                      ---------      ---------
   Total assets                                       1,304,916      1,795,650
                                                      ---------      ---------
LIABILITIES

Accrued advisory fee......................                1,245            199
Dividends payable.........................                    0          8,230
                                                       --------        -------
   Total Liabilities                                      1,245          8,429
                                                       --------       --------

NET ASSETS

 Net assets (equivalent to $17.44 and
  $1.00 per share based on 74,756 and
  1,787,221 shares, respectively, of
  capital stock outstanding).............           $ 1,303,671     $1,787,221
                                                    ===========     ==========


Composition of Net Assets:

 Paid in capital.........................           $ 1,211,775     $1,787,221
 Accumulated  net investment income......                10,996              0
 Accumulated  net realized gain on
  investments............................                  (225)             0
 Net unrealized appreciation on
  investments............................                81,125              0
                                                     ----------     ----------
NET ASSETS, AUGUST 31, 1996                         $ 1,303,671     $1,787,221
                                                    ===========     ==========


    The accompanying notes are an integral part of the financial statements.



                                LAKE FOREST FUNDS
                             STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED AUGUST 31, 1996
                                   (Unaudited)


                                 CORE EQUITY                 MONEY MARKET
                                 -----------                 ------------

INVESTMENT INCOME

 Interest                        $  6,017                      $ 48,106
 Dividends                         16,135                             0
                                  -------                       -------
   Total Investment Income         22,152                        48,106
                                  -------                       -------

EXPENSES (Note 3)

   Advisory Fee                     6,489                         1,142
   Interest Expense                    20                             0
                                  -------                       -------
   Total Expenses                   6,509                         1,142
                                  -------                       -------



   Net investment income           15,643                        46,964
                                  -------                       -------

Net realized gain on
 security transactions                944                             0
Net change in unrealized
 appreciation on investments       18,044                             0
                                  -------                       -------
Net gain on investments            18,988                        46,964
                                  -------                       -------


Net increase in net assets
 resulting from operations        $34,631                       $46,964
                                  =======                       =======



    The accompanying notes are an integral part of the financial statements.



                          LAKE FOREST CORE EQUITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                         For the six       For the year
                                         months ended         ended
                                        August 31, 1996   February 29, 1996
                                        ---------------   -----------------
                                          (Unaudited)        (Audited)

INCREASE IN NET ASSETS FROM OPERATIONS:

 Net investment income.................      $ 15,643         $ 22,553
 Net realized gain on securities
  transactions.........................           944           45,595
 Net change in unrealized appreciation
  of investments.......................        18,044           63,081
                                              -------         --------
 Net increase in net assets resulting
  from operations......................        34,631          131,229
                                              -------        ---------


DISTRIBUTION TO SHAREHOLDERS:

  From net investment income...........       (10,333)         (16,868)
  From net realized gain on investments.      (33,502)         (13,262)

FUND SHARE TRANSACTIONS:

Net increase in net assets from fund
 share transactions (Note 4)...........       297,124          864,652
                                              -------          -------

NET ASSETS:

 Beginning of period...................     1,015,751           50,000
                                           ----------         --------
 End of period (including
  undistributed investment income of
  $10,996 and $5,685, respectively)....    $1,303,671       $1,015,751
                                           ==========        =========



    The accompanying notes are an integral part of the financial statements.


                          LAKE FOREST MONEY MARKET FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                           For the six        For the year
                                           months ended          ended
                                         August 31, 1996    February 29,1996
                                         ---------------    ----------------
                                           (Unaudited)          (Audited)

 INCREASE IN NET ASSETS FROM OPERATIONS:

 Net investment income..................    $ 46,964            $ 63,254
 Net realized gain on securities
  transactions..........................           0                   0
 Net change in unrealized appreciation
  of investments........................           0                   0
                                           ---------          ----------
 Net increase in net assets resulting
  from operations.......................      46,964              63,254
                                           ---------          ----------


 DISTRIBUTION TO SHAREHOLDERS:

  From net investment income............     (46,964)           (63,254)
  From net realized gain on investments.           0                   0

FUND SHARE TRANSACTIONS:

Net increase in net assets from fund
 share transactions (Note 4)............         312          1,736,909
                                          ----------          ---------

NET ASSETS:

 Beginning of period....................   1,786,909             50,000
                                          ----------         ----------
 End of period..........................  $1,787,221         $1,786,909
                                          ==========         ==========


    The accompanying notes are an integral part of the financial statements.

                                LAKE FOREST FUNDS
                 NOTES TO FINANCIAL STATEMENTS- AUGUST 31, 1996
                                   (Unaudited)



Note 1. Organization

The Lake Forest Funds (the "Trust") is registered under the Investment
Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was established under the laws of Ohio by an Agreement and Declaration of Trust dated November 23, 1994 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of two series have been authorized, which shares constitute the interests in Lake Forest Core Equity Fund ("the Equity Fund") and Lake Forest Money Market Fund (the "Money Market Fund").

Note 2.  Significant Accounting Policies

      The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements.
Security Valuation-Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued (except for the Money Market Fund) by using the amortized cost method of valuation, which the Board has determined will represent fair value.

      Option Transactions-The Equity Fund may write covered put and call options on individual securities, write covered put and call options on stock indices and engage in related closing transactions. A put (call) option on a security is an agreement to buy (sell) a particular portfolio security if the option is exercised at a specified price, or before a set date. An option on a stock index gives the holder the right to receive, upon exercising the option, a cash settlement amount based on the difference between the exercise price and the value of the underlying stock index. To cover the potential obligations involved in these option transactions, the Fund will own the underlying equity security (for a call option); will segregate with the Custodian high grade liquid debt obligations equal to the option exercise price (for a put option): or (for an option on a stock index) will either hold a portfolio of stocks substantially replicating the movement of the index or, to the extent the Fund does not hold such a portfolio, will segregate with the Custodian high grade liquid debt obligations equal to the market value of the stock index option, marked to market daily. Risks associated with writing options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as (in the case of an option on a stock index) exposure to an indeterminate liability. There is no assurance of liquidity in the secondary market for

                               Lake Forest Funds
                   Notes to Financial Statements (Continued)
                          August 31, 1996 (Unaudited)



purposes of closing out option positions. Also, the Equity Fund may purchase put and call options on individual securities and on stock indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. The Fund may also sell put and call options in closing transactions.

      Premiums received from put or call options written are recorded as an asset with an equal liability which is marked-to-market daily with any difference between the option's current market value and premiums received recorded as an unrealized gain or loss. If the option is not exercised, premiums received are realized as a gain at the expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received less the cost of the closing transaction. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized accordingly.

      Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

   Federal Income Taxes-Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

   Dividends and Distributions-Each Fund intends to distribute substantially all of its net invesment income as dividends to its shareholders. The Equity Fund intends to declare and pay dividends on a quarterly basis, and the Money Market Fund intends to declare dividends daily and pay them monthly. Each Fund intends to distribute its net long term capital gains at least once a year and its net short term capital gains at least once a year.

   Other- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis.


Note 3. Investment Advisory Agreement

The Trust has an investment advisory agreement with Boberski & Company.
Under the terms of the management agreement, the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the operating expenses of the Fund except brokerage, taxes, interest and extraordinary expenses. The Funds are responsible for payment of expenses incurred in connection with the organization and initial registration of their shares. As compensation for its management services and agreement to pay the Funds' expenses, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Equity Fund and .50% of the average daily net assets of the Money Market Fund. The adviser has agreed to cap the fee for the Money Market Fund at 0.125% at least through the fiscal year ended February 28, 1997. The rate of the advisory fees paid by most investment companies to their investment advisers is lower than the rate of the advisory fees paid by the Funds. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while each Fund's expenses except those specified above are paid by the Adviser.

                               Lake Forest Funds
                    Notes to Financial Statements Continued)
                          August 31, 1996 (Unaudited)



    The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the year ended February 29, 1996, the Adviser has received a fee of $2,770 from the Core Equity Fund and $921 from the Money Market Fund. For the six months ended August 31, 1996, the Adviser has received a fee of $6,489 from the Core Equity Fund and $1,142 from the Money Market Fund.


Note 4. Capital Share Transactions

      As of August 31, 1996 there was an unlimited number of no par value shares of capital stock authorized for each fund.

      Transactions in capital stock were as follows:


                                  Core Equity                        Money Market
                                  -----------                        ------------
                                  For the six                         For the six
                                  months ended                        months ended
                                 August 31, 1996                     August 31, 1996


                               Shares        Amount              Shares        Amount
                               ------        -------             -------       ------
Shares sold                    60,631      $1,071,377            737,470       $737,470

Shares issued in reinvestment
   of dividends                 2,500          43,562             45,480         45,480

Shares redeemed               (46,950)       (817,815)          (782,638)      (782,638)
                              -------        --------            -------       --------
Net increase                   16,181       $ 297,124                312       $    312
                              =======        ========            =======       ========

Total paid in capital                      $1,211,775                        $1,787,221
                                            =========                         =========


                               Lake Forest Funds
                     Notes to Financial Statements (cont.)
                                August 31, 1996
                                  (Unaudited)




Note 5.  Investments

For the six months ended August 31, 1996, purchases and sales of investment securities, other than short-term investments, for the Core Equity Fund, aggregated $52,700 and $0 respectively. The gross unrealized appreciation for all securities totaled $89,847 and the gross unrealized depreciation for all securities totaled $8,722 or a net unrealized appreciation of $81,125. The aggregate cost of securities for federal income tax purposes at August 31, 1996 was $1,219,330.

Transactions for all options written during the six months ended August 31, 1996 were as follows:


                                           Number of
                                           Contracts           Premiums
                                           ----------          --------

Options written                               175               $ 944
Options expired                              (175)               (944)
                                             -----              -----
Options outstanding at August 31, 1996         0                $  0
                                             =====              =====


Note 6.  Revolving Credit Agreement

   In order to meet shareholder redemption requests pending liquidation of the portfolio assets, the Lake Forest Core Equity Fund has established a revolving credit agreement with Star Bank, N.A. payable by February 6, 1997, with maximum borrowings outstanding at one time not to exceed $250,000. Any borrowings would bear interest at the Bank's prime rate, payable quarterly, and would be secured by the Fund's securities. At August 31, 1996, there were no outstanding liabilities under this agreement.


                          LAKE FOREST MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                        For the six        For the year
                                        months ended          ended
                                      August 31, 1996    February 29, 1996
                                     ----------------    -----------------
                                        (Unaudited)         (Audited)


Net asset value -
  beginning of period...............      $ 1.00              $ 1.00


Income from investment operations
Net investment income...............         .03                 .06
Net realized  gain on investments...         .00                 .00
                                          ------               -----
Total from investment operations....         .03                 .06


Less distributions
Dividends from net investment income..      (.03)               (.06)
Dividends from capital gains..........       .00                 .00
                                          ------               -----
Net asset value - end of period.......    $ 1.00              $ 1.00
                                          ======              ======
Total Return..........................      5.21%*              5.50%


Ratios/supplemental data
Net assets, end of period (in 000's)..     1,787               1,787
Ratio of expenses to average
 net assets...........................      .125%*               .08%
Ratio of net investment income to
 average net assets...................      5.21%*              5.50%
Portfolio turnover rate...............       .00%                .00%



*Annualized


    The accompanying notes are an integral part of the financial statements.